                                                Exhibit 23(a)




               INDEPENDENT AUDITORS' CONSENT





     We consent to the incorporation by reference in this Registration Statement of SCANA Corporation on Form S-8 of the report of Deloitte & Touche LLP dated February 7, 1997, appearing in the Annual Report on Form 10-K of SCANA Corporation for the year ended December 31, 1996.





s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Columbia, South Carolina
January 23, 1998





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